SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

DELTA APPAREL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

DELTA APPAREL, INC.
2750 Premiere Parkway, Suite 100
Duluth, Georgia 30097
Telephone (678) 775-6900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
NOVEMBER 12, 2002

TO OUR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of Delta Apparel, Inc., a Georgia corporation (“Delta Apparel”), will be held at the Corporate Office, 2750 Premiere Parkway, Suite 100, Duluth, Georgia, on Tuesday, November 12, 2002, at 10:00 a.m., local time, for the following purposes:

1.	To elect eight directors to serve until the next annual meeting of shareholders of Delta Apparel or until their successors have been duly elected and qualified; and

2.	To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors of Delta Apparel recommends that shareholders vote FOR the nominees for director listed in the Delta Apparel proxy statement enclosed with this notice.

     Delta Apparel has fixed the close of business on September 20, 2002 as the record date for the determination of the shareholders of Delta Apparel entitled to receive notice of and to vote at the Annual Meeting. Only Delta Apparel shareholders of record at the close of business on September 20, 2002 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

     Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

By Order of the Board of Directors,

Martha M. Watson Secretary

September 26, 2002

PROXY STATEMENT
THE SPIN-OFF FROM DELTA WOODSIDE INDUSTRIES, INC.
ELECTION OF DIRECTORS
STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS
MANAGEMENT COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
PERFORMANCE GRAPH
REPORT OF THE COMPENSATION COMMITTEE AND COMPENSATION GRANTS COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
APPOINTMENT OF INDEPENDENT AUDITORS
FINANCIAL INFORMATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SOLICITATION OF PROXIES
PROPOSALS OF SECURITY HOLDERS

DELTA APPAREL, INC.
2750 Premiere Parkway, Suite 100
Duluth, Georgia 30097
Telephone (678) 775-6900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

November 12, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Apparel, Inc., a Georgia corporation (“Delta Apparel” or the “Company”), to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Corporate Office, 2750 Premiere Parkway, Suite 100, Duluth, Georgia, at 10:00 a.m. on Tuesday, November 12, 2002. The approximate date of the first mailing of this Proxy Statement and the accompanying proxy is September 27, 2002.

     Only shareholders of record at the close of business on September 20, 2002 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were outstanding 4,091,130 shares of common stock, $0.01 par value (the only voting securities), of the Company (after payment on September 20, 2002 of the 100% stock dividend declared on August 15, 2002). Each share is entitled to one vote.

     Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivering to the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or giving notice of revocation in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Apparel, Inc., 2750 Premiere Parkway, Suite 100, Duluth, Georgia 30097, Attention: Corporate Secretary.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

     The presence, either in person or by proxy, of the holders of two-thirds of the outstanding shares of common stock at September 20, 2002 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders do not have the right to cumulate their votes with respect to the election of directors. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present for quorum purposes, but have no effect on the election of directors. Shareholders do not have any dissenters’ rights or appraisal rights with respect to any matter described in this proxy statement.

THE SPIN-OFF FROM DELTA WOODSIDE INDUSTRIES, INC.

     Delta Apparel was incorporated on December 10, 1999 as an indirect wholly-owned subsidiary of Delta Woodside Industries, Inc. (NYSE: DLW, “Delta Woodside”). On June 30, 2000, Delta Woodside distributed all of the outstanding shares of Delta Apparel to the shareholders of Delta Woodside (the “Spin-off”). Prior to May 2000, the business of the Company was conducted by the Delta Apparel Company division of various subsidiaries of Delta Woodside. In May 2000, Delta Woodside reorganized its subsidiaries and divisions, and all of the assets and operations of the Delta Apparel Company division were transferred to the Company or its subsidiary, and the Company became a direct wholly-owned subsidiary of Delta Woodside. Historical data for the periods prior to June 30, 2000 pertain to the Delta Apparel Company division of Delta Woodside’s subsidiaries or the Company prior to the Spin-off.

ELECTION OF DIRECTORS

(Item 1)

     The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that eight Directors shall be elected at the Annual Meeting. The shareholders’ common stock may not be voted cumulatively in the election of Directors.

     The eight persons listed below are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company.

     Management of the Company believes that all of the nominees will be available and able to serve as Directors. In the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

Name, Age &
Business Address	Principal Occupation	Director Since

David S. Fraser (64)	Business Consultant	2002
3010 Rivermeade Lane, NW	Atlanta, Georgia (2)(10)
Atlanta, GA 30327

William F. Garrett (61)	President & Chief Executive Officer of Delta	1998	(1)
1071 Avenue of the Americas	Woodside Industries, Inc.
New York, NY 10018	Greenville, South Carolina (3)(11)

C.C. Guy (69)	Retired Businessman	1984	(1)
316 Jennings Street	Shelby, North Carolina (4)(10)
Shelby, NC 28150

Robert W. Humphreys (45)	President & Chief Executive Officer of Delta Apparel	1999
109 Barksdale Green	Duluth, Georgia (5)
Greenville, SC 29607

Name, Age &
Business Address	Principal Occupation	Director Since

Dr. James F. Kane (70)	Dean Emeritus of the College of	1986	(1)
1705 College Street	Business Administration of the
Columbia, SC 29208	University of South Carolina Columbia, South Carolina (6)(11)(12)

Dr. Max Lennon (62)	President of the Education & Research	1986	(1)
Post Office Box 1775	Consortium of the Western Carolinas (ERC)
Mars Hill, NC 28754	Mars Hill, North Carolina (7)(10)(11)(12)(13)

E. Erwin Maddrey, II (61) 233 N. Main Street, Suite 200 Greenville, SC 29601	President of Maddrey & Associates Greenville, South Carolina (8)(13)	1984	(1)

Buck A. Mickel (46) Post Office Box 6721 Greenville, SC 29606	President & Chief Executive Officer of RSI Holdings, Inc. Greenville, South Carolina (9)(11)(13)	1984	(1)

     (1)  Includes service as a director of Delta Woodside and Delta Woodside’s predecessor by merger, Delta Woodside Industries, Inc., a Delaware corporation (“Old Delta Woodside”), or any predecessor company to Old Delta Woodside.

     (2)  David S. Fraser served as Chief Financial Officer and Treasurer of Graphic Industries, Inc. from 1994 until 1997. Graphic Industries, Inc. is a publicly held commercial printing company. From 1997 until 1998, Mr. Fraser was a private investor and a business consultant. In 1998, Mr. Fraser became Vice President and Chief Financial Officer of Crown Crafts, Inc., a publicly held manufacturer of home textile products. He served in this capacity until 2000. Since 2000, Mr. Fraser has been a private investor and a business consultant.

     (3)  William F. Garrett served as a divisional Vice President of J. P. Stevens & Company, Inc. from 1982 to 1984, and as a divisional President of J. P. Stevens & Company, Inc. from 1984 until 1986, at which time the Delta Mills Marketing Company division was acquired by a predecessor of Old Delta Woodside. From 1986 until June 2000 he served as the President of Delta Mills Marketing Company, a division of a subsidiary of Delta Woodside. Mr. Garrett became President and Chief Executive Officer of Delta Woodside in June 2000. Delta Woodside is in the business of manufacturing and selling textile fabric. Mr. Garrett is also a director of Delta Woodside.

     (4)  C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside’s predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (the “RSI Merger”) of Old Delta Woodside into RSI Corporation, a South Carolina corporation that changed its name to Delta Woodside Industries, Inc. and is now Delta Woodside, he has been a director of RSI Holdings, Inc. From before the RSI Merger until January 1995 he also served as President of RSI Holdings, Inc. Until 1992 RSI Holdings, Inc. was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products, until January 2000 was engaged in the consumer finance business and currently is engaged in the business of providing temporary labor, primarily to manufacturing concerns in the Southeastern United States. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products. Mr. Guy also serves as a director of Delta Woodside.

     (5)  Robert W. Humphreys was elected President and Chief Executive Officer of Delta Apparel in December 1999. He was elected President of the Delta Apparel Company division of Delta Woodside in April 1999. He served as Vice President-Finance and Assistant Secretary of Delta Woodside from May 1998 to November 1999. From January 1987 to May 1998, Mr. Humphreys was President of Stevcoknit Fabrics Company, the former knit fabrics division of a subsidiary of Delta Woodside.

     (6)  Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina. Dr. Kane served as Dean from 1967 until 1993. He also serves as a director of Delta Woodside and Glassmaster Company.

     (7)  Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He was President and Chief Executive Officer of Eastern Foods, Inc., which was engaged in the business of manufacturing and distributing food products, from August 1994 until March 1996. He served as President of Mars Hill College from 1996 until 2002. Currently, Mr. Lennon is President of the Education and Research Consortium of the Western Carolinas (ERC). He also serves as a director of Delta Woodside and Duke Power Company.

     (8)  E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside’s predecessors in 1984 until the RSI Merger and he served in these positions with Delta Woodside from the RSI Merger until June 2000. He is currently the President of Maddrey & Associates, which oversees its investments and provides consulting services. He also serves as a director of Delta Woodside and Kemet Corporation. Mr. Maddrey is the chairman of the Board of Directors of the Company.

     (9)  Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside’s predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988. He served as Vice President and a director of RSI Holdings, Inc. from before the RSI Merger until January 1995 and as Vice President of RSI Holdings, Inc. from September 1996 until July 1998 and has served as President, Chief Executive Officer and a director of RSI Holdings, Inc. from July 1998 to the present. He served as Vice President of RSI Corporation from October 1983 until November 1989. Mr. Mickel also serves as a director of Delta Woodside.

     (10)  Member of Audit Committee for fiscal years 2002 and 2003.

     (11)  Member of Compensation Committee for fiscal years 2002 and 2003.

     (12)  Member of the Compensation Grants Committee for fiscal year 2002. Effective at the beginning of fiscal year 2003, the Compensation Grants Committee was combined with the Compensation Committee.

     (13)  Member of the Corporate Governance Committee for fiscal years 2002 and 2003.

     The Company’s Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The Board of Directors of the Company met physically or by telephone six times during the fiscal year ended June 29, 2002. During fiscal 2002, the Audit Committee of the Board of Directors met four times, the Compensation Committee met two times, the Compensation Grants Committee met two times and the Corporate Governance Committee met two times either in person or telephonically. Each Director attended or participated in at least 75 percent of the meetings of the Board and of any committee of which he was a member.

     The Audit Committee reviews the Company’s annual financial statements and any reports or other financial information submitted to any governmental body or the public, makes recommendations to the Board regarding the selection of the Company’s independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the fee payable to the independent accountants, reviews the audit results, reviews the integrity of the Company’s internal and external financial reporting process, maintains a code of ethical conduct for the Company’s management and performs other functions set forth in its charter.

     The Compensation Committee reviews and submits to the Board of Directors suggested executive officers’ salaries and bonuses, other than bonuses under the Company’s Short-Term Incentive Compensation Plan (the “Short-Term Incentive Compensation Plan”). Prior to fiscal year 2003, the Compensation Grants Committee granted awards under the Company’s Incentive Stock Award Plan (the “Incentive Stock Award Plan”), options under the Company’s 2000 Stock Option Plan (the “Stock Option Plan”), and bonuses under the Company’s Short-Term Incentive Compensation Plan. Effective for fiscal year 2003, the Compensation Grants Committee was combined with the Compensation Committee, which will perform all functions previously performed by the Compensation Grants Committee.

     The Corporate Governance Committee identifies, interviews and recommends to the Board candidates for election to the Board. The Corporate Governance Committee also reviews and reports to the Board as to various corporate governance matters.

     The Corporate Governance Committee will consider director nominees recommended by holders of the Company’s common stock. Shareholder nominations must be in writing and otherwise comply with the requirements of the Company’s bylaws. If the election of directors is to take place at an annual meeting of shareholders, then a shareholder nomination must be received by the Company (A) no later than 120 days prior to the first anniversary of the previous year’s annual meeting or (B) if there was no annual shareholders meeting the previous year or the date of the annual shareholders’ meeting has been moved more than 30 days from the date of the previous year’s meeting then no later than ten days after notice or public disclosure of the date of the annual meeting is first given or made to shareholders. If the election of directors is to take place at a special meeting of shareholders, then a shareholder nomination must be received by the Company no later than ten days after notice or public disclosure of the date of the special meeting is first given or made to shareholders. The written nomination must include (a) the name and address of the shareholder who intends to make the nomination and the name and address of each of his nominees, (b) the class and number of shares held by the nominator as of the record date of the meeting and as of the date of the notice (including shares held of record or beneficially and shares represented by proxy), certain information about record ownership and a representation that the nominator intends to appear in person at the meeting to make the nominations, (c) a description of all arrangements between the nominator and the nominee(s) relating to the nomination, (d) the same information about the nominee(s) that the Company would be required to include in a proxy statement under the Securities and Exchange Commission’s proxy rules if the Company were making the nomination, (e) the written consent of each nominee to serve as a director of the Company and (f) any other information the Company may reasonably request. Copies of the Company’s bylaws may be obtained by writing or calling the Company at 2750 Premiere Parkway, Suite 100, Duluth, Georgia, 30097, tel: (678) 775-6900, attention: Martha M. Watson, Secretary.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
AND MANAGEMENT

     The following table sets forth certain information as of September 20, 2002, regarding the beneficial ownership of the Company’s common stock by (i) persons beneficially owning in any case more than five percent of the common stock, (ii) the directors, (iii) the executive officers named in the Summary Compensation Table under “Management Compensation”, and (iv) all current directors and executive officers as a group. Unless otherwise noted in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them. Shares have been adjusted to reflect the payment on September 20, 2002 of the 100% stock dividend declared on August 15, 2002.

	Shares
	Beneficially
Beneficial Owner	Owned	Percentage

Franklin Resources, Inc. (1)	479,500	11.7
Franklin Advisory Services, LLC Charles B. Johnson Rupert H. Johnson, Jr. One Franklin Parkway San Mateo, CA 94403

FMR Corporation (2)	399,000	9.8
Edward C. Johnson Abigail P. Johnson 82 Devonshire Street Boston, MA 02109

Dimensional Fund Advisors Inc. (3)	382,022	9.3
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401

Royce & Associates (4)	292,080	7.1
1414 Avenue of the Americas Ninth Floor New York, NY 10019

Reich & Tang Asset Management LLC (5)	285,720	7.0
600 Fifth Avenue New York, NY 10020

Bettis C. Rainsford (6)	263,036	6.4
108-1/2 Courthouse Square Post Office Box 388 Edgefield, SC 29824

E. Erwin Maddrey, II (7)	695,736	17.0
233 North Main Street Suite 200 Greenville, SC 29601

Buck A. Mickel (8) (9)	318,248	7.8
Post Office Box 6721 Greenville, SC 29606

Micco Corporation (9)	248,126	6.1
Post Office Box 795 Greenville, SC 29602

Minor H. Mickel (9)(10)	315,608	7.7
415 Crescent Avenue Greenville, SC 29605

Minor M. Shaw (9)(11)	304,016	7.4
Post Office Box 795 Greenville, SC 29602

Charles C. Mickel (9)(12)	299,386	7.3
Post Office Box 6721 Greenville, SC 29606

David S. Fraser (13)	1,080	(22)

William F. Garrett (14)	764	(22)

C. C. Guy (15)	8,462	(22)

Robert W. Humphreys (16)	116,194	2.8

Dr. James F. Kane (17)	8,874	(22)

Dr. Max Lennon (18)	6,526	(22)

Herbert M. Mueller (19)	36,268	(22)

Martha M. “Sam” Watson (20)	14,984	(22)

All current directors and executive officers as a group (10 Persons) (21)	1,207,134	29.5

     (1) The information set forth above is based on an Amendment No. 1 to Schedule 13G that was filed by Franklin Resources, Inc. (“FRI”) with the Securities and Exchange Commission on February 14, 2002 with respect to the Company’s common stock. FRI reported that the shares are beneficially owned by one or more investment companies or other managed accounts that are advised by direct and indirect investment advisory subsidiaries of FRI. The Schedule 13G/A reported that the advisory contracts grant to the applicable investment advisory subsidiary(ies) all investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, such subsidiary(ies) may be deemed to be the beneficial owner of the shares shown in the table. The Schedule 13G/A reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the “FRI Principal Shareholders”) (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock and are the principal shareholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. The Schedule 13G/A reported that one of the investment advisory subsidiaries, Franklin Advisory Services, LLC (whose address is One Parker Plaza,

Sixteenth Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to all of the shares shown. FRI, the FRI Principal Shareholders and the investment advisory subsidiaries disclaim any economic interest or beneficial ownership in the shares and are of the view that they are not acting as a “group” for purposes of the Securities Exchange Act of 1934, as amended. The Schedule 13G/A reported that Franklin Microcap Value Fund, a series of Franklin Value Investors Trust, a company registered under the Investment Company Act of 1940, has an interest in more than 5% of the class of securities reported.

     (2) The information set forth above is based on an Amendment No. 1 to Schedule 13G that was filed by FMR Corporation (“FMR”) with the Securities and Exchange Commission on March 11, 2002 with respect to the Company’s common stock. The Amendment reported that Fidelity Management & Research Company (“Fidelity”), which has the same business address as FMR, is a wholly-owned subsidiary of FMR and is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. As a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, Fidelity is the beneficial owner of all of the shares reported above. The Schedule 13G/A reported that one investment company, Fidelity Low Priced Stock Fund, owns all shares set forth above. The Schedule 13G/A reported that Edward C. Johnson III, Chairman of FMR, owns 12.0% and Abigail P. Johnson, Director of FMR, owns 24.5% of the aggregate outstanding voting stock of FMR. They have entered into a shareholders’ voting agreement with the other holders of all of the other Class B shares under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, they may be deemed to form a controlling group with respect to FMR. The Schedule 13G/A indicates that neither FMR nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

     (3) The number of shares currently held by Dimensional Fund Advisors Inc. (“Dimensional”) is based on a Schedule 13F that was filed by Dimensional with the Securities and Exchange Commission on August 6, 2002. In an Amendment to Schedule 13G that was filed by Dimensional with the Securities and Exchange Commission on February 12, 2002, Dimensional reported that it had sole voting power and sole dispositive power with respect to all of the shares. The Schedule 13G reports that Dimensional furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. The Schedule 13G reports that all of the shares of the Company’s common stock were owned by such investment companies, trusts or accounts and that in its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the Company’s shares reported. The Schedule 13G reported that Dimensional disclaims beneficial ownership of such securities and that, to the knowledge of Dimensional, no such investment company, trust or account client owned more than 5% of the outstanding shares of the Company’s common stock.

     (4) The number of shares currently held by Royce & Associates, Inc. (“Royce”) is based on a Schedule 13F that was filed by Royce with the Securities and Exchange Commission on August 8, 2002. An Amendment No. 1 to Schedule 13G filed by Royce with the Securities and Exchange Commission on February 7, 2002 with respect to the Company’s common stock reported that Royce has sole power to vote and/or dispose of the shares disclosed above.

     (5) The number of shares currently held by Reich & Tang Asset Management, LLC (“Reich & Tang”) is based on a Schedule 13F that was filed by Reich & Tang with the Securities and Exchange Commission on August 22, 2002. The Amendment No. 2 to Schedule 13G filed by Reich & Tang with the Securities and Exchange Commission on February 15, 2002 with respect to the Company’s common stock reported that Reich & Tang has shared voting power and shared dispositive power with respect to all of the shares shown. The amendment reported that the shares of the Company’s common stock were held on behalf of certain accounts for which Reich & Tang provides investment advice and as to which

Reich & Tang has full voting and dispositive power for as long as it retains management of the assets. According to the amendment, each account has the right to receive and the power to direct receipt of dividends from, or the proceeds from the sale of, the shares. The amendment reported that none of such accounts has an interest with respect to more than 5% of the outstanding shares of the Company.

     (6) Mr. Rainsford was a director of the Company until September 14, 2000 and was the Executive Vice President, Treasurer and Chief Financial Officer of Delta Woodside until October 1, 1999. The number of shares shown as beneficially owned includes 5,900 shares owned by the Edgefield County Foundation, a charitable trust (the “Foundation”), with respect to which the Company believes Mr. Rainsford disclaims beneficial ownership. The information set forth in the table above is based on Forms 4 filed by Mr. Rainsford on March 2, 2001 and July 3, 2000 with the Securities and Exchange Commission and information provided by Mr. Rainsford to the Company orally on September 17, 2002. The March 2, 2001 Form 4 indicates that Mr. Rainsford was the direct beneficial owner of 328,568 shares (prior to giving effect to the 2-for-1 stock split effective September 20, 2002) and was not the beneficial owner of any other shares. A Form 4 filed by Mr. Rainsford on July 3, 2000 indicates that the Foundation owned 4,794 pre-split shares that were not included in Mr. Rainsford’s beneficial ownership and that Mr. Rainsford had sole voting and investment power with respect to such shares, but disclaimed beneficial ownership of them. On September 17, 2002, Mr. Rainsford orally informed the Company that he had sold 200,000 pre-split shares and the Foundation had sold 1,844 pre-split shares in the Company’s Dutch Tender Offer that expired on January 10, 2002.

     (7) Mr. Maddrey is the chairman of the board and a director of the Company and was the President and Chief Executive Officer of Delta Woodside until June 2000. The number of shares shown as beneficially owned by Mr. Maddrey includes 86,294 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership.

     (8) Buck A. Mickel is a director of the Company. The number of shares shown as beneficially owned by Buck A. Mickel includes 69,546 shares directly owned by him, all of the 248,126 shares owned by Micco Corporation, and 574 shares held by him as custodian for a minor. Buck A. Mickel disclaims beneficial ownership with respect to the 574 shares of the Company’s common stock held by him as custodian for a minor.

     (9) Micco Corporation owns 248,126 shares of the Company’s common stock. The shares of common stock of Micco Corporation are owned in equal parts by Minor H. Mickel, Buck A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are the children of Minor H. Mickel. Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are officers and directors of Micco Corporation. Each of Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel disclaims beneficial ownership of three-quarters of the shares of the Company’s common stock owned by Micco Corporation.

     (10) The number of shares shown as beneficially owned by Minor H. Mickel includes 67,482 shares directly owned by her and all of the 248,126 shares owned by Micco Corporation.

     (11) The number of shares shown as beneficially owned by Minor M. Shaw includes 52,994 shares owned by her directly or as custodian for her children, approximately 2,896 shares beneficially owned by her husband through an individual retirement account or as custodian for their children, and all of the 248,126 shares owned by Micco Corporation. Minor M. Shaw disclaims beneficial ownership with respect to the 2,896 shares beneficially owned by her husband and to the 548 shares held by her as custodian for her children.

     (12) The number of shares shown as beneficially owned by Charles C. Mickel includes 50,538 shares owned by him directly, 702 shares held by him as custodian for his children, 20 shares owned by his wife and all of the 248,126 shares owned by Micco Corporation. Charles C. Mickel disclaims beneficial ownership with respect to the 20 shares owned by his wife and to the 702 shares of the held by him as custodian for his children.

     (13) David S. Fraser is a director of the Company.

     (14) William F. Garrett is a director of the Company.

     (15) C. C. Guy is a director of the Company. The number of shares shown as beneficially owned by C. C. Guy includes 3,792 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

     (16) Robert W. Humphreys is President and Chief Executive Officer and a director of the Company. The shares shown as beneficially owned in the table above include 31,250 shares subject to options. Excluded from the table above are 62,500 shares that are covered by options that are not exercisable within 60 days after September 20, 2002.

     (17) Dr. James F. Kane is a director of the Company. The shares shown as beneficially owned by him include 5,678 shares held in a Keogh or an IRA account.

     (18) Dr. Max Lennon is a director of the Company.

     (19) Herbert M. Mueller is Vice President, Chief Financial Officer and Treasurer of the Company. The shares shown as beneficially owned in the table above include 7,000 shares subject to options. Excluded from the table above are 14,000 shares that are covered by options that are not exercisable within 60 days after September 20, 2002.

     (20) Martha M. “Sam” Watson is Vice President and Secretary of the Company. The shares shown as beneficially owned in the table above include 4,000 shares subject to options. Excluded from the table above are 8,000 shares that are covered by options that are not exercisable within 60 days after September 20, 2002.

     (21) Includes all shares deemed to be beneficially owned by any current director or executive officer.

     (22) Less than one percent.

EXECUTIVE OFFICERS

     The following provides certain information regarding the current executive officers of the Company. The business address of each executive officer listed below is Delta Apparel, Inc., 2750 Premiere Parkway, Suite 100, Duluth, Georgia, 30097.

Name and Age	Position

Robert W. Humphreys (45)	President and Chief Executive Officer (1)
Herbert M. Mueller (45)	Vice President, Chief Financial Officer and Treasurer (2)
Martha M. “Sam” Watson (49)	Vice President and Secretary (3)

     (1) See information under the subheading “Election of Directors”.

     (2) Herbert M. Mueller was elected to serve as Vice President, Chief Financial Officer and Treasurer of Delta Apparel in December 1999. He was elected to serve as Vice President of the Delta Apparel Company division of Delta Woodside in April 1998. Prior to joining the Delta Apparel Company division, Mr. Mueller served as Corporate Controller (from June 1991 to June 1997 and from October 1997 to April 1998) and Senior Director of Business Planning (from July 1997 to October 1997) of Swift Denim, a manufacturer of denim fabric.

     (3) Martha M. Watson was elected to serve as Vice President and Secretary of the Company in October 2000. Prior to joining the Company, Ms. Watson served as President of Carolina Benefit Services (from September 1999 to October 2000), Vice President of Operations for Sunland Distribution, Inc., a public warehousing company (from January 1999 to September 1999), and Director of Human Resources for the following divisions of Delta Woodside: Stevcoknit Fabrics Company (from January 1990 to January 1999) and Delta Apparel Company (from July 1987 to January 1990).

     The Company’s executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth information for the fiscal years ended June 29, 2002, June 30, 2001, and July 1, 2000 respecting the compensation that was earned by the Company’s current Chief Executive Officer and by the Company’s other executive officers who earned salary and bonus in fiscal 2002 from the Company in excess of $100,000 (the “Named Executives”). Except as described in the notes to the table with respect to Robert W. Humphreys and Martha M. Watson, each individual listed in the table worked exclusively for the Delta Apparel Company division of various subsidiaries of Delta Woodside during fiscal year 2000 and amounts shown for that year were paid by Delta Woodside or one of its subsidiaries.

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation

		Annual Compensation			Awards	Payouts

				Other	Securities
				Annual	Underlying	LTIP	All Other
Name and		Salary	Bonus	Compensation	Options	Payouts	Compensation
Principal Position	Year	($)(a)	($)(a)(b)	($)(e)	(#)(g)	($)	($)

Robert W. Humphreys	2002	375,000	570,300	306,858 (f)	—	—	12,063	(i)(l)
President & Chief	2001	300,000	658,500	85,597	165,000	—	6,145
Executive Officer (c)	2000	300,000	908,700	7,007	—	117,000 (h)	5,735

Herbert M. Mueller	2002	177,692	133,070	88,435 (f)	—	—	6,762	(j)(l)
Vice President, Chief	2001	159,154	153,650	25,679	40,000	—	2,134
Financial Officer &	2000	148,654	212,030	—	—	—	2,004
Treasurer

Martha M. Watson	2002	114,327	62,030	53,082 (f)	—	—	2,403	(k)(l)
Vice President &	2001	76,154	65,850	11,097	22,400	—	508
Secretary (d)

     (a) The amounts shown in the column include sums, the receipt of which were deferred pursuant to the Company’s Savings and Investment Plan (the “Delta Apparel 401(k) Plan”), the Delta Woodside Savings and Investment Plan (the “Delta Woodside 401(k) Plan”), the Company’s deferred compensation plan or the Delta Woodside deferred compensation plan.

     (b) Amounts in this column are cash bonuses paid to reward performance.

     (c) Mr. Humphreys became the President and Chief Executive Officer of the Delta Apparel Company division of Delta Woodside in April 1999 and President and Chief Executive Officer of the Company in December 1999. He was elected Vice President-Finance and Assistant Secretary of Delta Woodside in May 1998 but resigned from service as an officer of Delta Woodside in November 1999. The information in the table includes Mr. Humphreys’ compensation from Delta Woodside and its subsidiaries, including the Company, for all of fiscal 2000.

     (d) Ms. Watson was elected to serve as Vice President and Secretary in October 2000. Prior to joining Delta Apparel, Ms. Watson served as President of Carolina Benefit Services.

     (e) The amounts shown in the column were paid either by the Company in connection with the vesting of awards under the Company’s Incentive Stock Award Plan or by Delta Woodside in connection with the vesting of awards under the Delta Woodside Incentive Stock Award Plan and were in each case approximately sufficient, after the payment of all applicable income taxes, to pay the participant’s federal and state income taxes attributable to the acquisition of shares upon the vesting of the award. (Upon vesting of an award under the Incentive Stock Award Plan, the Company issues shares to the award holder, subject to payment of the applicable price per share.) The tax assistance related to the vesting of these awards is earned in, and recorded above for, the fiscal year in which the related award vests (which in many instances is the last day of the fiscal year), though such amounts in some instances were actually paid in the fiscal year following vesting of the related award.

     (f) The performance portion of awards made in fiscal 2001 (constituting 40% of each award) under the Company’s Incentive Stock Award Plan vested on August 29, 2002 when the Company filed its Annual Report on Form 10-K for fiscal 2002 based on the achievement of performance criteria measured by financial data in the fiscal 2002 Form 10-K. The related payments to cover applicable income taxes will be made later in fiscal year 2003; however, these amounts are included in fiscal 2002 compensation because the vesting of the performance portion of the awards was based on achieving fiscal 2002 performance goals.

     (g) Includes awards under the Company’s Incentive Stock Award Plan. These awards are treated as options. Shares have been adjusted for the 2-for-1 stock split effective as of September 20, 2002.

     (h) 62% of this award constituted a grant of Delta Woodside common stock valued at $1.50 per share, the closing price for Delta Woodside common stock on March 15, 2000, the date the Delta Woodside board of directors authorized its issuance. The remainder of this award consisted of cash to pay expected income taxes on the value of the total award. The award was made in connection with the termination of Delta Woodside’s Long Term Incentive Plan prior to the spin-off of the Company on June 30, 2000.

     (i) The fiscal 2002 amount represents $3,519 contributed by the Company to the Delta Apparel 401(k) Plan for Mr. Humphreys with respect to his compensation deferred under the Delta Apparel 401(k) Plan and $8,544 earned on Mr. Humphreys’ deferred compensation at a rate in excess of 120% of the federal mid-term rate.

     (j) The fiscal 2002 amount represents $3,521 contributed by the Company to the Delta Apparel 401(k) Plan for Mr. Mueller with respect to his compensation deferred under the Delta Apparel 401(k)

Plan and $3,241 earned on Mr. Mueller’s deferred compensation at a rate in excess of 120% of the federal mid-term rate.

     (k) The fiscal 2002, amount represents $2,403 contributed by the Company to the Delta Apparel 401(k) Plan for Ms. Watson with respect to her compensation deferred under the Delta Apparel 401(k) Plan.

     (l) The 401(k) Plan allocation shown for the fiscal year was allocated to the participant’s account during that fiscal year, although all or part of the allocation may have been determined in whole or in part on the basis of the participant’s compensation during the prior fiscal year.

     The amounts shown in the table above do not include reimbursement by the Company, Delta Woodside or their respective subsidiaries for certain automobile expenses and other items. The non-business personal benefit to any Named Executive of these amounts does not exceed the lesser of $50,000 or 10% of the Named Executive’s total salary and bonus.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides certain information respecting the exercise by any Named Executive during fiscal 2002 of awards granted under the Company’s Incentive Stock Award Plan and options granted under the Company’s Stock Option Plan, and the fiscal year end value of any unexercised outstanding awards and options under these plans. For purposes of this table, awards under the Company’s Incentive Stock Award Plan are treated as options.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION VALUES

					Number of Securities		Value of Unexercised
					Underlying Unexercised		In-the-Money Options at
	Shares Acquired on				Options at FY-End (#)(a)		FY-End ($)(g)
	Exercise		Value Realized
Name	(#)(a)		($)		Exercisable	Unexercisable	Exercisable	Unexercisable

Robert W. Humphreys	8,000	(b)	107,360	(d)	—	109,750	—	1,036,767
	31,250	(c)	254,484	(e)

Herbert M. Mueller	2,400	(b)	32,208	(d)	—	25,800	—	248,555
	7,000	(c)	55,605	(f)

Martha M. Watson	1,600	(b)	21,472	(d)	—	16,800	—	130,544
	4,000	(c)	26,700	(f)

(a)	Based on the closing price of the Company’s common stock on June 28, 2002, the last trading day before the June 29, 2002 date of vesting of the applicable incentive stock awards, of $26.85 per share (not taking into account the 2-for-1 stock split effective as of September 20, 2002).

(b)	Based on the closing price of the Company’s stock on April 30, 2002, the date of exercise of the applicable stock options, of $25.60 per share (not taking into account the 2-for-1 stock split effective as of September 20, 2002).

(c)	Based on the closing price of the Company’s common stock on June 28, 2002, the last trading day before the June 29, 2002 date of vesting of the applicable incentive stock awards, of $26.85 per share (not taking into account the 2-for-1 stock split effective as of September 20, 2002).

(d)	Based on the closing price of the Company’s stock on April 30, 2002, the date of exercise of the applicable stock options, of $25.60 per share (not taking into account the 2-for-1 stock split effective as of September 20, 2002).

(e)	Based on the closing price of the Company’s stock on April 26, 2002, the date of exercise of the applicable stock options, of $25.20 per share (not taking into account the 2-for-1 stock split effective as of September 20, 2002).

(f)	Based on the closing price of the Company’s common stock on June 28, 2002, the last trading day of fiscal 2002, of $26.85 per share (not taking into account the 2-for-1 stock split effective as of September 20, 2002). All of the unexercised options were in-the-money on June 29, 2002.

Employment Contracts and Severance Arrangements

     Robert W. Humphreys. Delta Apparel does not maintain an employment agreement with Robert W. Humphreys, President and Chief Executive Officer.

     Herbert M. Mueller & Martha M. Watson. Mr. Mueller and Ms. Watson are parties to employment agreements with the Company dated November 7, 2000 with terms extending to December 31, 2003. Mr. Mueller’s agreement provides that he will serve as Vice President, Chief Financial Officer and Treasurer of the Company and receive a base annual salary of at least $160,000. Ms. Watson’s agreement provides that she will serve as Vice President and Secretary of the Company and receive a base annual salary of at least $110,000.

     Both agreements provide that the employees will be entitled to participate in the Company’s Short-Term Incentive Compensation Plan and receive perquisites comparable to those of other similarly situated executives of the Company. The agreements provide for 6 months base salary continuation following the death of the employee and base salary and benefits continuation for 6 months following termination of employment because of disability. The Company may terminate the employees with or without cause upon written notice, and the agreements require the employee to give the Company 60 days prior written notice of his or her voluntary termination of employment. If the Company terminates the employee’s employment without cause or the employee terminates his or her employment because of breach of the agreement by the Company, the Company for a period of 12 months shall continue to pay the employee’s base salary and certain incentive compensation based on the amount received for the most recent fiscal year and continue to provide the life, medical and disability insurance provided prior to termination or to other executives during such 12 month period.

     If within one year of a change of control (as defined in the agreements), the employee terminates his or her employment for good reason (as defined in the agreements) or the Company terminates the employee’s employment for any reason other than Cause (as defined in the agreement), death or disability, then the Company must pay the executive (i) an amount equal to his or her annual base salary in effect on the termination date, (ii) an amount equal to the cash bonus paid during the fiscal year preceding termination, (iii) all benefits under the Company’s various welfare and benefit plans for 12 months after the date of termination and (iv) outplacement assistance. Such change of control severance payments are subject in certain circumstances to reduction to avoid constituting an “excess parachute payment” under Section 280G of the Internal Revenue Code.

     The agreements prohibit the employee during the term of his or her agreement, and in certain circumstances for a period of 4 months after termination of employment, from providing services to a competing business in the United States similar to the services provided by the employee at the time of termination. The agreements also prohibit the employee for a period of two years after the term of the agreement or termination of employment for any reason from (i) soliciting or inducing employees of the Company or its affiliates to leave their employment with the Company or (ii) soliciting any customer or supplier or actively sought after customer or supplier of the Company for or on behalf of any competing business in the United States. The agreements generally prohibit the employee from disclosing the Company’s trade secrets at any time during or after the term of their employment except as required by the course of his or her employment or as required in connection with a court or administrative proceeding.

Director Compensation

     For fiscal 2002, the Company paid each director who was not an officer of Delta Apparel a fee of $9,330 and provided each of these directors approximately $4,667 with which shares of the Company’s common stock were purchased. These shares were acquired in the open market for this purpose. The Company also paid each non-officer director $500 ($750 for the committee chair) for each committee meeting attended, $250 for each telephonic board and committee meeting in which the director participated and $500 for each board meeting attended in addition to four quarterly board meetings. Each director was also reimbursed for reasonable travel expenses in attending each meeting.

     On November 19, 2001, the Board adopted a resolution providing that the compensation that will be paid to each new non-employee director will be the same as that which is in effect for each current non-employee director of the Company.

     Notwithstanding any statement in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, incorporating future filings, including this Proxy Statement, in whole or in part, the Performance Graph and the Compensation Committee Report below shall not be incorporated by reference into any such filing.

PERFORMANCE GRAPH

     The Company’s common stock began trading on the American Stock Exchange on June 30, 2000, the last trading day of fiscal year 2000. Prior to that date, no securities of the Company were publicly traded. Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return, assuming dividend reinvestment, on the Company’s common stock with (1) the American Stock Exchange US Market Index (the “AMEX US Market Index”) and (2) the American Stock Exchange Wholesale and Retail Trade Index (the “AMEX Wholesale and Retail Trade Index”), which is comprised of all AMEX companies with SIC codes from 5000 through 5999. Prior to this year, the graph compared the Company’s stockholder return to the S&P 500 and a Company constructed peer group consisting of Ashworth, Inc., Garan, Inc., Gildan Activewear, Inc., Perry Ellis International, Inc. and Russell Corporation, all of whom were engaged in the manufacture and sale of apparel similar to the apparel manufactured and sold by the Company. Included in the graph below is a comparison of the Company’s cumulative total stockholder return with the S&P 500 and the Company constructed peer group. Because the Company is listed on AMEX, the Company believes that comparison of the Company’s stockholder return to the AMEX US Market Index is more useful to investors than a comparison to the S&P 500. In addition, the Company constructed peer group is small and could be significantly affected by a change in the business of any on of the component companies. The Company believes that comparison to the AMEX Wholesale and Retail Trade Index will be more useful to investors than a comparison to the peer group.

COMPARISON OF TOTAL RETURN AMONG DELTA APPAREL, INC., S&P 500,
AMEX US MARKET INDEX, WHOLESALE & RETAIL TRADE INDEX
AND PEER GROUP INDEX

	2000	2001	2002

Delta Apparel, Inc.	$100.00	$196.00	$308.07
S&P 500	100.00	84.17	68.05
AMEX US Market Index	100.00	91.22	79.31
Peer Group Index	100.00	83.64	132.18
Wholesale & Retail Trade Index	100.00	74.84	86.86

This Performance Graph assumes that $100 was invested in the common stock of the Company and comparison groups on June 30, 2000 and that all dividends have been reinvested.

REPORT OF THE COMPENSATION COMMITTEE
AND COMPENSATION GRANTS COMMITTEE
OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee and the Compensation Grants Committee (collectively, the “Committees”) of the Board of Directors of the Company sets forth the Committee’s policies with regard to compensation of the executive officers of the Company, including the relationship of corporate performance to executive compensation.

     Effective for fiscal year 2003, the Compensation Grants Committee was combined with the Compensation Committee, which will perform all functions of the prior Compensation Grants Committee.

Executive Compensation Policies

     Prior to fiscal year 2003, the four member Compensation Committee or the two member Compensation Grants Committee of the Board made decisions regarding certain aspects of the compensation of the Company’s executive officers. Effective as of the beginning of fiscal year 2003, the Compensation Grants Committee was combined with the Compensation Committee, and the Compensation Committee will now perform the functions previously performed by both committees. Each Committee member is a non-employee director. The Committees believe that their compensation practices are designed to attract, retain, and motivate key Company executives to achieve short-, medium- and long-term goals that the Committees believe will enhance the value of the shareholders’ investment in the Company. Generally, these objectives are implemented through:

A.	Cash bonuses to reward the achievement of specific performance goals,

B.	Grants of stock awards under an incentive stock award plan,

C.	Grants of stock options under a stock option plan, and

D.	Payment of base salaries at levels that are competitive with those paid by a peer group of companies.

Compensation of Executive Officers Other than Mr. Humphreys

     The Company’s executive officers other than Mr. Humphreys, its Chief Executive Officer, (the “Other Officers”) received compensation for fiscal 2002 that included both fixed and performance-based components. In fiscal 2002, the Other Officers were Mr. Mueller and Ms. Watson. The Other Officers’ compensation for fiscal 2002 consisted of base salary, cash bonuses paid under the Company’s Short-Term Incentive Compensation Plan, the vesting of awards under the Company’s Incentive Stock Award Plan and the vesting of options under the Company’s Stock Option Plan.

     Cash bonuses were paid in fiscal 2002 to the Other Officers pursuant to the Company’s Short-Term Incentive Compensation Plan. Pursuant to the plan, the Compensation Grants Committee awarded potential bonuses to the Other Officers at the beginning of fiscal 2002 payable solely on the achievement of objective performance goals determined by the Compensation Grants Committee relating to the Company’s earnings before interest and taxes and return on capital employed by the Company. The performance goals were objective in that a third party having knowledge of the relevant facts would be able to determine whether the performance goals had been met. No bonuses were paid until the Compensation Grants Committee certified that the performance goals had been achieved. For fiscal 2002, the total cash bonuses awarded to the Other Officers amounted to 67% of their combined base salaries. These bonuses were actually paid in fiscal 2003, though they were earned in fiscal 2002.

     Awards made in fiscal year 2001 under the Company’s Incentive Stock Award Plan to the Other Officers were structured so that sixty percent of each individual’s award vests if he remains in service with the Company through predetermined dates and up to forty percent of each individual’s award vests if the Company meets specified performance targets respecting cumulative operating profits and he remains an employee of the Company. The number of shares covered by an award was not determined by specific, non-subjective criteria, but the determination of such number took into account the level and responsibility of the executive’s position, the executive’s performance, the executive’s compensation, the assessed potential of the executive, and any other factors deemed relevant to the accomplishment of the purposes of the plan. The Compensation Committee currently expects that any future awards under the plan to Other Officers will be similarly structured. The Committee believes that the Company’s Incentive Stock Award Plan will be an important tool to the achievement of medium-term goals. No new awards were made to Other Officers in fiscal year 2002; however, portions of outstanding awards vested in fiscal year 2002.

     Each Other Officer also participates in the Company’s Stock Option Plan. The purpose of this plan is to promote the growth and profitability of the Company over a longer term by enabling the Company to attract and retain key and middle level managers of outstanding competence and by increasing the personal participation of its executives in the Company’s performance by providing these executives with an additional equity ownership opportunity in the Company. In making option grants to the Other Officers, no specific, non-subjective criteria were used, but the factors taken into account included the level and responsibility of the executive’s position, the executive’s performance, the executive’s compensation, the assessed potential of the executive, and any other factors that were deemed relevant to the accomplishment of the purposes of the plan. The per share exercise price of each option granted under the plan was equal to the per share fair market value on the date of grant. One quarter of Mr. Mueller’s options became or becomes exercisable on July 14 of each of 2001, 2002, 2003 and 2004. One quarter of Ms. Watson’s options became or becomes exercisable on October 18 of each of 2001, 2002, 2003 and 2004. The Compensation Committee currently expects that future awards under the plan will be similar in structure to awards already made under the plan. No new options were granted to Other Officers in fiscal year 2002.

     Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposes limits on the ability of the Company to claim income tax deductions for compensation paid to the Named Executives. Section 162(m) generally denies a corporate income tax deduction for annual compensation in excess of $1,000,000 paid to any of the Named Executives. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. The portions of awards under the Company’s Incentive Stock Award Plan that vest solely upon the grantee’s continued employment with the Company do not qualify as performance-based compensation under Section 162(m); however, the Committees believe that all bonuses, grants and awards to date to the Other Officers under the Company’s Short-Term Incentive Compensation Plan, Stock Option Plan and Incentive Stock Award Plan either comply with the requirements for exemption from the $1,000,000 limit under Section 162(m) or else will not cause the aggregate non-exempt compensation paid to any Other Officer to exceed the $1,000,000 limit in any fiscal year. The Committees expect that future grants and awards made to the Other Officers under the Stock Option Plan and the Incentive Stock Award Plan and bonuses paid to the Other Officers under the Short-Term Incentive Compensation Plan will not cause the $1,000,000 threshold to be exceeded.

Compensation Paid to the Chief Executive Officer

     The compensation of Mr. Humphreys, the Company’s Chief Executive Officer, includes both fixed and performance-based components.

     Compensation for Mr. Humphreys consisted of a base salary, a cash bonus paid under the Company’s Short-Term Incentive Compensation Plan, the vesting of awards under the Company’s Incentive Stock Award Plan and the vesting of options under the Company’s Stock Option Plan.

     The amount of Mr. Humphrey’s fiscal 2002 cash bonus paid pursuant to the Short-Term Incentive Compensation Plan was determined by a formula set by the Compensation Grants Committee at the beginning of fiscal 2002 and was payable solely upon the achievement of objective performance goals determined by the Compensation Grants Committee relating to the Company’s earnings before interest and taxes and return on capital employed by the Company. The performance goals were objective in that a third party having knowledge of the relevant facts would be able to determine whether the performance goals had been met. No bonus was paid until the Compensation Committee certified that the performance goals had been achieved. This bonus was actually paid to Mr. Humphreys in fiscal 2003, though it was earned in fiscal 2002.

     Mr. Humphreys participates in the Company’s Incentive Stock Award Plan. Awards made under this plan were structured so that sixty percent of it vests if Mr. Humphreys remains in service with the Company through predetermined dates and up to forty percent vests if the Company meets specified performance targets respecting cumulative operating profits and he remains an employee of the Company. The number of shares covered by the award was not determined by specific, non-subjective criteria, but the determination of such number took into account the level and responsibility of Mr. Humphreys’ position, his performance, compensation and assessed potential and any other factors deemed relevant to the accomplishment of the purposes of the plan. No new award was made to Mr. Humphreys in fiscal year 2002; however, a portion of his outstanding award vested in fiscal year 2002.

     Mr. Humphreys also participates in the Company’s Stock Option Plan. The number of options was not determined by specific, non-subjective criteria, but the determination of such number took into account the level and responsibility of Mr. Humphreys’ position, his performance, his compensation and assessed potential and any other factors deemed relevant to the accomplishment of the purposes of the plan. The per share exercise price of options granted to Mr. Humphreys was equal to the per share fair market value on the date of grant. One quarter of Mr. Humphreys’ options became or becomes exercisable on July 14 of each of 2001, 2002, 2003 and 2004. No new options were granted to Mr. Humphreys in fiscal year 2002.

     The Committees believe that the cash bonus paid to Mr. Humphreys in fiscal 2002 under the Short-Term Incentive Compensation Plan, the performance-based portion of his awards to date under the Incentive Stock Award Plan and options granted to date to him under the Company’s Stock Option Plan will qualify as “performance-based compensation” exempt from the $1,000,000 cap on executive compensation paid to Mr. Humphreys that is deductible by the Company for federal income tax purposes under Section 162(m). The Compensation Committee expects that future grants and awards made to Mr. Humphreys under the Stock Option Plan and the Incentive Stock Award Plan and bonuses paid to Mr. Humphreys under the Short-Term Incentive Compensation Plan will not cause the $1,000,000 threshold to be exceeded.

Compensation Committee	Compensation Grants Committee

Dr. James F. Kane, Chair	Dr. James F. Kane, Co-Chair
William F. Garrett	Dr. Max Lennon, Co-Chair
Dr. Max Lennon
Buck A. Mickel

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

     The following directors currently serve on the Compensation Committee of Delta Apparel’s board of directors: William F. Garrett, Dr. James F. Kane, Dr. Max Lennon and Buck A. Mickel. In fiscal year 2002, Drs. Kane and Lennon comprised the Compensation Grants Committee of Delta Apparel’s board of directors.

     Mr. Guy served as Chairman of the Board of Delta Woodside or its predecessors (and their respective subsidiaries) from the founding of Delta Woodside’s predecessors in 1984 until November 1989. Mr. Mickel was a Vice President of Delta Woodside or its predecessors (and their respective subsidiaries)

from the founding of Delta Woodside’s predecessors until November 1989, Secretary of Delta Woodside or its predecessors (and their respective subsidiaries) from November 1986 to March 1987, and Assistant Secretary of Delta Woodside or its predecessors (and their respective subsidiaries) from March 1987 to November 1988. For a description of certain relationships between Delta Woodside and the Company, see the information below under the heading “Related Party Transactions” which information is incorporated herein by reference.

RELATED PARTY TRANSACTIONS

Relationships or Transactions with Delta Woodside

Boards of Directors of Delta Apparel and Delta Woodside

     The following directors of the Company are also directors of Delta Woodside: William F. Garrett, C. C. Guy, Dr. James F. Kane, Dr. Max Lennon, E. Erwin Maddrey, II and Buck A. Mickel. In the event that any material issue were to arise between Delta Woodside and the Company, these directors could be deemed to have a conflict of interest with respect to that issue. In that circumstance, the Company anticipates that it will proceed in a manner that is determined by a majority of those members of the Company’s board of directors who are not also members of the board of directors of Delta Woodside.

Principal Stockholders

     Delta Apparel was spun-off from Delta Woodside by means of a pro rata distribution on June 30, 2000 of Delta Apparel’s stock to Delta Woodside’s shareholders of record on June 19, 2000 (the “Distribution”). Therefore, immediately following the Distribution, Delta Woodside’s principal stockholders were the same individuals and entities as Delta Apparel’s principal stockholders, and those principal stockholders had the same respective percentages of outstanding beneficial ownership in each of Delta Woodside and Delta Apparel (assuming no acquisitions or dispositions of shares by those stockholders between the record date for the Distribution and the completion of the Distribution). E. Erwin Maddrey, II and Buck A. Mickel, directors of the Company, continue to beneficially own substantial percentages of Delta Woodside’s stock. The Company believes that certain third party substantial shareholders of the Company are also substantial shareholders of Delta Woodside.

Amendment of Tax Sharing Agreement Between Delta Woodside, Delta Apparel and Duck Head

     In connection with the Distribution, Delta Woodside, Delta Apparel and Duck Head Apparel Company, Inc. (“Duck Head”), which was also spun-off by Delta Woodside on June 30, 2000 in a distribution similar to Delta Apparel’s Distribution, entered into a Tax Sharing Agreement dated as of June 30, 2000, among other agreements and transactions. The Tax Sharing Agreement describes, among other things, each company’s rights and obligations relating to tax payments and refunds for periods before and after the Distribution and related matters like the filing of tax returns and the handling of audits and other tax proceedings. The tax sharing agreement also describes the indemnification arrangements with respect to tax matters among Delta Apparel and its subsidiaries (which this document refers to as the Delta Apparel tax group), Delta Woodside and its subsidiaries after the Distribution and the Duck Head distribution (which this document refers to as the Delta Woodside tax group) and Duck Head and its subsidiaries (which this document refers to as the Duck Head tax group).

     At the request of Duck Head, the parties entered into an amendment to the tax sharing agreement as of August 6, 2001. The amendment clarified the rights and obligations of the companies with respect to their respective tax assets and tax liabilities. The amendment also modified the parties’ respective indemnification obligations. Under the tax sharing agreement, as amended, Delta Woodside is generally responsible for all taxes with respect to pre-spin-off periods and the spin-off. The amendment further provides that all disputes arising under the tax sharing agreement, as amended, are to be resolved by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association.

     Prior to the negotiation of the terms of the amendment to the tax sharing agreement, Duck Head agreed to reimburse Delta Apparel for all of Delta Apparel’s attorneys’ fees incurred in connection with this amendment. Mr. Humphreys, the only member of the Company’s board of directors at the time of the amendment who was not also a member of Delta Woodside’s board of directors, approved the amendment.

Other Related Party Transactions

Employee Benefit Services

     The Company engaged Carolina Benefit Services, Inc. to provide payroll processing services for the Company until September 2001. Carolina Benefit Services, Inc. is owned by E. Erwin Maddrey, II (a director and significant stockholder of the Company and Delta Woodside and President and Chief Executive Officer of Delta Woodside until June 29, 2000) and Jane H. Greer (Vice President and Secretary of Delta Woodside until June 29, 2000). Mr. Maddrey and Ms. Greer are also directors and executive officers of Carolina Benefit Services, Inc.

     For the services provided by Carolina Benefit Services, the Company paid fees based on the numbers of employees and other items. During fiscal 2002, the Company paid a total of $25,640 to Carolina Benefit Services. After the termination of Carolina Benefit Services, the Company used the services of an independent company to provide payroll processing services.

Turn One Motorsports, LLC

     The Company engaged Turn One Motorsports, LLC during fiscal year 2002 to provide services for a customer appreciation day. For services provided, the Company paid a total of $15,226 to Turn One Motorsports during fiscal 2002. Mr. Robert Humphreys (President and Chief Executive Officer and director of Delta Apparel, Inc.) beneficially owns more than 10% of Turn One Motorsports, LLC.

Minority Ownership of Foreign Subsidiaries

     Delta Apparel Honduras, S.A., a Honduran sociedad anonima (“Delta Apparel Honduras”), conducts the Company’s Honduran operations. Honduran law requires that a Honduran sociedad anonima have at least five shareholders. As a result, the Company owns 2,496 shares, and each of E. Erwin Maddrey, II, Buck A. Mickel, William F. Garrett and Robert W. Humphreys owns one share, of Delta Apparel Honduras. Each of these individual shareholders has agreed that, at the request of the Company for any reason or in the event the individual ceases to be a member of the Company’s board for any reason, the one share owned by him shall be transferred to another individual selected by the Company or, if so requested by the Company, to the Company in exchange for $100.

     Delta Campeche, S.A., a Mexican sociedad anonima (“Delta Campeche”), conducts the Company’s Mexican operations. Mexican law requires that a sociedad anonima have at least two shareholders. As a result, the Company owns 49 shares, and Robert W. Humphreys owns one share, of Delta Campeche. Mr. Humphreys has agreed that, at the request of the Company for any reason or in the event he ceases to be a member of the Company’s board for any reason, the one share owned by him shall be transferred to another individual selected by the Company or, if so requested by the Company, to the Company in exchange for $100.

Other

     Any transaction entered into between Delta Apparel and any officer, director, principal stockholder or any of their affiliates has been on terms that Delta Apparel believes are comparable to those that would be available to Delta Apparel from non-affiliated persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     There were no late filings of reports for fiscal year 2002 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended except that David S. Fraser was late in filing a Form 3 upon becoming a director of the Company, and based on oral statements made by Bettis C. Rainsford to the Company on September 17, 2002, the Company believes that Mr. Rainsford failed on a timely basis to file a Form 4 with respect to the sale of 200,000 of his shares in the Company’s Dutch Tender Offer that expired on January 10, 2002 and failed on a timely basis to file a Form 5 for fiscal year 2002.

OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware of any business that will be presented for consideration at the Annual Meeting other than the election of directors. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.

APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has appointed Ernst & Young LLP (“Ernst & Young”) as independent auditors for the Company to audit its consolidated financial statements for the year ended June 28, 2003. Ernst & Young currently serves as the Company’s independent auditors and was originally engaged by the Company on May 1, 2001 to serve as principal accountants for the 2001 fiscal year. From time to time, Ernst & Young advises the Company on tax and other matters. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. Neither Ernst & Young nor any of its members has any relation with the Company except in the firm’s capacity as auditors or as advisors.

     Ernst & Young replaced KPMG LLP (“KPMG”), which the Company dismissed on May 1, 2001 as its independent accounting firm to audit the Company’s financial statements. The decision to change the Company’s independent accountants was made by the Company’s Board of Directors upon the recommendation of the audit committee of the Company’s Board of Directors. The Company’s audit committee recommended, and the Company’s board authorized, the change in the Company’s independent accounting firm because KPMG had informed the Company that KPMG expected the Company as a publicly-held audit client to carry directors’ and officers’ insurance. The Company had not decided whether or not to have directors’ and officers’ insurance. KPMG informed the Company that it would re-evaluate annually whether to stand for election as the Company’s independent auditors based on various risk factors, including the availability or lack thereof of directors’ and officers’ insurance. As a result, the Company had no assurance that KPMG would continue to serve as the Company’s independent accounting firm for any period following fiscal year 2001.

     No report by KPMG on any financial statements of the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has had no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with any report by KPMG.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for fiscal 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2002 were $93,000 paid to Ernst & Young. In addition, $10,000 was paid to KPMG LLP for its consent for the portion of the financial statements relating to the fiscal year ended July 1, 2000.

     Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Ernst & Young for the most recent fiscal year.

     All Other Fees. The aggregate fees billed for all professional services rendered by Ernst & Young LLP for the most recent fiscal year other than those described in the prior two paragraphs were approximately $55,788 (principally for tax consulting and compliance services). The Audit Committee has considered whether the provision of these services is compatible with maintaining Ernst & Young’s independence.

FINANCIAL INFORMATION

     The Company’s fiscal 2002 Annual Report is being mailed to shareholders on or about September 27, 2002. The 2002 Annual Report contains the Company’s fiscal 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission, including financial statements and financial statement schedules but excluding exhibits. The Company will provide without charge to any shareholder of record as of September 20, 2002, and to each person to whom this Proxy Statement is delivered in connection with the Annual Meeting of Shareholders, upon written request of such shareholder or person, a copy of such fiscal 2002 Annual Report. Any such request should be directed to Delta Apparel, Inc., 2750 Premiere Parkway, Suite 100, Duluth, Georgia, 30097, Attention: Herbert M. Mueller, Vice President.

     Notwithstanding any statement in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, incorporating future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report below shall not be incorporated by reference into any such filing.

     The Audit Committee is responsible for the duties set forth in its charter (which was attached to the Company’s proxy statement for its 2000 Annual Meeting of Shareholders as Appendix 1) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company’s management has the responsibility for preparing the financial statements and implementing internal controls, and the Company’s independent accountants have the responsibility for auditing the financial statements. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

     The Board of Directors adopted a written Audit Committee Charter on February 17, 2000, a copy of which was included as Appendix 1 to the Company’s proxy statement for its 2000 Annual Meeting of Shareholders. All members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange’s listing standards.

     The Audit Committee has reviewed and discussed with the Company’s management and the Company’s independent auditors the audited financial statements of the Company contained in the Company’s fiscal 2002 Annual Report. Without limiting the foregoing, the Audit Committee has also discussed with the Company’s independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the Company’s independent accountant the independent accountant’s independence.

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company’s fiscal 2002 Annual Report on Form 10-K for the fiscal year ended June 29, 2002 filed with the U.S. Securities and Exchange Commission, which is included in the Company’s fiscal 2002 Annual Report to Shareholders, be included in the Company’s fiscal 2002 Annual Report on Form 10-K.

Audit Committee

C.C. Guy, Chair	David S. Fraser	Dr. Max Lennon

SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other regular employees of the Company by telephone, telecopy or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged Georgeson Shareholder to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $1,000 plus reasonable out-of-pocket expenses.

PROPOSALS OF SECURITY HOLDERS

     Any shareholder of the Company who desires to present a proposal at the 2003 Annual Meeting of Shareholders for inclusion in the Company’s proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before May 29, 2003. Pursuant to the requirements of the Company’s bylaws, if a shareholder of the Company desires to present a proposal at the 2003 Annual Meeting of Shareholders that will not be included in the Company’s proxy statement and form of proxy relating to that meeting, such proposal must be submitted to the Company at its principal executive offices no later than July 15, 2003 for the proposal to be considered timely.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

Martha M. Watson Secretary

Duluth, Georgia September 26, 2002

DELTA APPAREL, INC.

PLEASE SIGN, DETACH
AND RETURN PROXY CARD
IN SUPPLIED ENVELOPE

FOLD AND DETACH HERE

DELTA APPAREL, INC.
ANNUAL MEETING, NOVEMBER 12, 2002

PROXY

Please sign on reverse side and return in the enclosed postage-paid envelope.

The undersigned shareholder of Delta Apparel, Inc., a Georgia corporation, hereby constitutes and appoints Robert W. Humphreys, Herbert M. Mueller and E. Erwin Maddrey II, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of Shareholders to be held at 2750 Premiere Parkway, Suite 100, Duluth, Georgia, on November 12, 2002 at 10:00 A.M., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

1. ELECTION OF DIRECTORS:

        FOR all nominees listed below (except as marked to the contrary below)

         WITHHOLD AUTHORITY to vote all nominees listed below

Messrs. D. S. Fraser, W. F. Garrett, C. C. Guy, R. W. Humphreys, J. F. Kane, M. Lennon, E.E. Maddrey II, B. A. Mickel

(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee’s name in the space provided below.)

2. At their discretion upon such other matters as may properly come before the meeting.

A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

(over)

Fold and Detach Here

This proxy is solicited on behalf of the board of directors of Delta Apparel, Inc. and will be voted in accordance with the specifications made by the undersigned on the reverse side of this proxy. If not otherwise specified, this proxy will be deemed to grant authority to vote, and will be voted, for election of the directors listed on the reverse side of this proxy.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated September 26, 2002 and the Proxy Statement furnished therewith.

Dated this	day of	2002.

(Seal)

(Seal)

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.

DELTA APPAREL, INC.

PLEASE SIGN, DETACH
AND RETURN PROXY CARD
IN SUPPLIED ENVELOPE

FOLD AND DETACH HERE

DELTA APPAREL, INC.
ANNUAL MEETING, NOVEMBER 12, 2002

PROXY

Please sign on reverse side and return in the enclosed postage-paid envelope.

The undersigned participant in the Savings and Investment Plan of Delta Apparel, Inc., a Georgia corporation, hereby directs First Trust Corporation, trustee of such Plan, to vote the undersigned’s proportionate share of the shares of common stock of Delta Apparel, Inc. held by such Plan at the Annual Meeting of shareholders to be held at 2750 Premiere Parkway, Suite 100, Duluth, Georgia, on November 12, 2002 at 10:00 A.M., and any adjournment or adjournment s thereof, as follows:

1. ELECTION OF DIRECTORS:

        FOR all nominees listed below (except as marked to the contrary below)

        WITHHOLD AUTHORITY to vote all nominees listed below

Messrs. D. S. Fraser, W. F. Garrett, C. C. Guy, R. W. Humphreys, J. F. Kane, M. Lennon, E.E.Maddrey II, B. A. Mickel

(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee’s name in the space provided below.)

2. At their discretion upon such other matters as may properly come before the meeting.

(over)

Fold and Detach Here

These voting instructions are solicited on behalf of the board of directors of Delta Apparel, Inc. and will be voted in accordance with the specifications made by the undersigned on the reverse side of this proxy. If not otherwise specified, these voting instructions will be deemed to grant authority to vote, and will be voted, for election of the directors listed on the reverse side of this proxy.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated September 26, 2002 and the Proxy Statement furnished therewith.

Dated this	day of	, 2002.

(Seal)

(Seal)

NOTE: Please sign exactly as name appears at left.

PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU